UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2011

ARRIS Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31254	58-2588724
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

(678) 473-2000

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 11, 2011, ARRIS Group, Inc., a Delaware corporation (the “Company”), and BigBand Networks, Inc., a Delaware corporation (“BigBand”), issued a joint press release announcing that they, along with Amsterdam Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Acquisition Sub”), entered into an Agreement and Plan of Merger, dated October 10, 2011 (the “Merger Agreement”). A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on October 11, 2011, the Company provided supplemental information regarding BigBand and the transactions contemplated by the Merger Agreement in a presentation and conference call with analysts and investors. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company also sent a letter via electronic mail to its employees describing the transactions. A copy of the letter to employees is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Additional Information

This Current Report on Form 8-K (this “Report”) relates to a planned tender offer by Acquisition Sub, a wholly-owned subsidiary of the Company, for all shares of outstanding common stock of BigBand, to be commenced pursuant to the Merger Agreement by and among the Company, Acquisition Sub and BigBand.

The planned tender offer referred to in these materials has not yet commenced. This description is not an offer to buy or the solicitation of an offer to sell any securities. At the time the planned tender offer is commenced, the Company will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (“SEC”), and BigBand will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer with the SEC. The Tender Offer Statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer. All of those materials (and all other tender offer documents filed with the SEC) will be made available at no charge on the SEC’s website, www.sec.gov. In addition, the Tender Offer Statement on Schedule TO and related offering materials may be obtained for free (when they become available) from the Company. BigBand stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the SEC carefully and in their entirety prior to making any decisions with respect to the tender offer because they contain important information, including the terms and conditions of the tender offer.

Forward Looking Statements

This Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the offer, the merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about the Company and other risks related to the Company are detailed in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. The Company does not undertake an obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among ARRIS Group, Inc., Amsterdam Acquisition Sub, Inc. and BigBand Networks, Inc., dated October 10, 2011 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, File Number 001-33355, filed by BigBand Networks, Inc. on October 11, 2011)*

2.2	Tender and Voting Agreement, by and among ARRIS Group, Inc., Amsterdam Acquisition Sub, Inc. and certain stockholders of BigBand Networks, Inc., dated October 10, 2011 (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K, File Number 001-33355, filed by BigBand Networks, Inc. on October 11, 2011)

99.1	Joint Press Release of ARRIS Group, Inc. and BigBand Networks, Inc., dated October 11, 2011

99.2	Investor Presentation, dated October 11, 2011

99.3	Letter via Electronic Mail from ARRIS Group, Inc. to Employees, dated October 11, 2011

*	Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ DAVID B. POTTS
David B. Potts
Executive Vice President and CFO

Date: October 11, 2011

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among ARRIS Group, Inc., Amsterdam Acquisition Sub, Inc. and BigBand Networks, Inc., dated October 10, 2011 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, File Number 001-33355, filed by BigBand Networks, Inc. on October 11, 2011)*

2.2	Tender and Voting Agreement, by and among ARRIS Group, Inc., Amsterdam Acquisition Sub, Inc. and certain stockholders of BigBand Networks, Inc., dated October 10, 2011 (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K, File Number 001-33355, filed by BigBand Networks, Inc. on October 11, 2011)

99.1	Joint Press Release of ARRIS Group, Inc. and BigBand Networks, Inc., dated October 11, 2011

99.2	Investor Presentation, dated October 11, 2011

99.3	Letter via Electronic Mail from ARRIS Group, Inc. to Employees, dated October 11, 2011

*	Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.